EMPLOYMENT AGREEMENT

         AGREEMENT made this 5th day of June, 1997, by and between GST Action Telecom, Inc., a Delaware corporation with principal offices at 4317 N.E. Thurston Way, Vancouver, Washington 98662 (the "Corporation"), and Timothy Harding Bilberry, residing at 533 Country Place, Abilene, Texas 79606 ("Executive"). W I T N E S S E T H :

         WHEREAS, Executive has agreed to sell all of Executive's interest in Action Telcom Co., a Texas corporation ("ATC"), through a merger of the Corporation with ATC.

         WHEREAS, it is a condition to such merger that Executive enter into this Agreement; and

         WHEREAS, the Corporation desires to employ Executive, and Executive desires to undertake such employment, upon the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. EMPLOYMENT OF EXECUTIVE. The Corporation hereby employs Executive as its Senior Vice President to perform such duties on behalf of the Corporation as may from time to time be assigned to him, subject at all times to the control and direction of the Corporation's Board of Directors (the "Board of Directors") and Chief Executive Officer (the "Chief Executive Officer"). Executive may be elected or appointed to such offices of the Corporation or its subsidiaries as may from time to time be determined by the Board of Directors, PROVIDED that Executive shall


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not be entitled to additional  compensation for serving in any such offices. The
Executive's duties and responsibilities as a Senior Vice President of the Corporation shall be comparable to the duties and responsibilities of other executives of operating subsidiaries of GST Telecommunications, Inc. ("GST") holding the same title.

         2. ACCEPTANCE OF EMPLOYMENT; FULL TIME AND ATTENTION. Executive hereby accepts such employment and agrees that throughout the period of his employment hereunder, he shall devote all of his full time, attention, knowledge and skills, faithfully, diligently and to the best of his ability, in furtherance of the business of the Corporation, its parent corporation, GST, and the subsidiaries of GST (collectively, along with the Corporation and GST, the "GST Companies"), and shall perform the duties assigned to him pursuant to Paragraph 1 hereof, subject, at all times, to the direction and control of the Board of Directors and the Chief Executive Officer. Executive shall at all times be subject to, observe and carry out such rules, regulations, policies, directions and restrictions as the GST Companies shall from time to time establish. During the period of his employment hereunder, Executive shall not, except as hereinafter provided, directly or indirectly, accept employment or compensation from, or perform services of any nature for compensation for, any business enterprise other than the GST Companies. Notwithstanding the foregoing in this Paragraph 2, Executive shall be permitted to pursue business activities relating to his ownership of an interest in Leapfrog Technologies, L.L.C., but only to the extent that such activities do not interfere with Executive's duties hereunder.

         3. TERM. Except as otherwise provided herein, the term of Executive's employment hereunder shall commence as of the date hereof and shall continue until June 4, 2000.

         4. COMPENSATION. As compensation for his services hereunder, the Corporation shall pay to Executive a base salary at the rate of $100,000 per annum, payable in equal installments no less frequently than semi-monthly, and an annual bonus of up to $30,000 based upon the attainment of milestones of achievement to be mutually agreed upon between Executive and the Corporation. In addition, the Corporation shall pay such other incentive compensation and bonuses, if any, as the Board of Directors in its absolute discretion may determine to award Executive; PROVIDED, HOWEVER, that this Agreement shall in no event be construed to require the payment to Executive of any such other incentive compensation or bonuses. All compensation paid to Executive shall be subject to withholding and other employment taxes imposed by applicable law.

         5. ADDITIONAL BENEFITS. In addition to the compensation payable to Executive under Paragraph 4 above, he (and his family) shall be entitled to participate, to the extent he is (and they are) eligible under the terms and conditions thereof, in any profit sharing, stock option, pension, retirement, hospitalization, insurance, disability, medical service, bonus or other employee benefit plan of GST Telecommunications, Inc. and its subsidiaries applicable to executive employees with title and responsibilities comparable to those of Executive that may be in effect from time to time during the period of Executive's employment hereunder. The Corporation shall be under no obligation

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to institute or continue the  existence of any such employee  benefit plan.  The
Corporation will reimburse Executive for the payment of all customary expenses relating to the use and operation of one automobile, including any lease payments, insurance, maintenance and gas in an amount that shall not exceed $400.00 per month.

         6. REIMBURSEMENT OF EXPENSES. The Corporation shall reimburse Executive in accordance with applicable policies of the Corporation for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Corporation, upon the submission to the Corporation of appropriate receipts or vouchers and approval thereof by the Chief Financial Officer of the Corporation.

         7. VACATION. Executive shall be entitled to four (4) weeks paid vacation time in respect of each 12-month period during the term of his employment hereunder. Such vacation shall be taken by Executive at times mutually agreeable to Executive and the Chief Executive Officer of the Corporation. Vacation time shall not be cumulative from one 12-month period to the next and Executive shall not be entitled to receive vacation pay for any vacation time not taken by him.

         8. RESTRICTIVE COVENANT. In consideration of the Corporation's entering into this Agreement, Executive agrees that during the term of this Agreement and in the event of termination of this Agreement (i) by Executive otherwise than for Employer Breach (as hereinafter defined) or (ii) by the Corporation for Cause (as hereinafter defined), for a period of two years after such termination he will not (a) directly or indirectly own, manage, operate, join, advise, control, participate in, invest in,

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finance,  lend money to,  guarantee the debts or  obligations of or otherwise be connected with, in any manner, whether as an officer, director, employee, stockholder, partner, venturer, investor, agent, broker, lender, guarantor or otherwise, any business entity that is engaged within or without the United States of America in any business that has products or provides services similar to those being developed or provided by the Corporation during the term of this Agreement; (b) for himself or on behalf of any other person, partnership, corporation or entity, directly or indirectly or by action together with others call on any customer of the GST Companies for the purpose of soliciting, diverting or taking away any customer from the GST Companies; or (c) directly or indirectly induce, influence or seek to induce or influence any person engaged as an employee, representative, agent, consultant, independent contractor or otherwise by the GST Companies, to terminate his or her relationship with the GST Companies or retain such person. Nothing contained herein shall be deemed to prohibit Executive from investing his funds, solely on a passive basis, in securities of an issuer if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the- counter market and Executive's holdings therein represent less than 2% of the total number of shares or principal amount of the securities of such issuer outstanding. Executive acknowledges that the provisions of this Paragraph 8 are reasonable and necessary for the protection of the GST Companies and are essential to the willingness of the Corporation to employ Executive, and that each provision, and the period or periods of time, geographic areas and types and scope of restrictions on the activities specified herein

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are, and are intended to be, divisible.  In the event that any provision of this
Paragraph 8, including any sentence, clause or part hereof, shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect and any invalid and unenforceable provisions shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable.

         9. CONFIDENTIAL INFORMATION. (a) Executive shall hold in a fiduciary capacity for the benefit of the GST Companies all information, knowledge and data relating to or concerned with their operations, sales, business and affairs, including without limitation, lists of customers and vendors, product and service planning information, financing information, marketing research, business plans, prospects and strategies (the "Confidential Information") and he shall not, directly or indirectly at any time during the term of this Agreement and for a period of six years after termination of his employment hereunder, use, disclose or divulge any Confidential Information to any person, firm or corporation other than to the GST Companies or their designees and employees, or except as may otherwise be required in connection with the business and affairs of the GST Companies. All originals and copies of all records, reports, documents, lists, drawings, memoranda and notes relating to or containing any Confidential Information are and shall remain the sole and exclusive property of the GST Companies and shall be returned to the Corporation, whether

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or not  requested  by  it,  upon  termination  for  any  reason  of  Executive's employment hereunder.

         (b)  Notwithstanding   anything  to  the  contrary  contained  in  this
Paragraph 9, Executive's obligations under Paragraph 9(a) hereof shall not apply to any information which:

                           (i) becomes rightfully known to Executive  subsequent
                  or prior to his employment by the Corporation;

                           (ii) is or becomes available to the public other than
                  as a result of wrongful disclosure by Executive;

                           (iii) becomes available to Executive subsequent to his employment by the Corporation on a nonconfidential basis from a source other than the Corporation or its agents which source has a right to disclose such information; or

                           (iv) results from  commercial  operations at any time
                  by or on behalf of any person, company or other entity with which or with whom Executive shall become associated (in a manner consistent with the terms of this Agreement) subsequent to his employment by the Corporation or its agents totally independent from any disclosure from the Corporation or its agents.

         (c) In the event that Executive becomes legally compelled to disclose any confidential information, Executive will provide the Corporation with prompt notice so that the Corporation may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, Executive shall furnish only such confidential information which is legally required to be disclosed.

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         10. EQUITABLE RELIEF.  The parties hereto  acknowledge that Executive's services are unique and that, in the event of a breach or a threatened breach by Executive of any of his obligations under this Agreement, the GST Companies will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach by Executive, the GST Companies shall be entitled to such equitable and injunctive relief as may be available to restrain Executive and any business, firm, partnership, individual, corporation or entity participating in such breach or threatened breach from the violation of the provisions hereof. Nothing herein shall be construed as prohibiting the GST Companies from pursuing any other remedies available at law or in equity for such breach or threatened breach, including the recovery of damages and the immediate termination of the employment of Executive hereunder.

         11. DISABILITY. In the event that during the term of his employment by the Corporation Executive shall become Disabled (as hereinafter defined) he shall continue to receive the full amount of the base salary to which he was theretofore entitled for a period of three months after he shall be deemed to have become Disabled (the "Disability Payment Period"). Upon the expiration of the Disability Payment Period, Executive shall not be entitled to receive any further payments on account of his base salary until he shall cease to be Disabled and shall have resumed his duties hereunder and provided that the Corporation shall not have theretofore terminated this Agreement as hereinafter provided. The Corporation may terminate this Agreement and Executive's employment hereunder at any time after Executive is Disabled, upon at least 10

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

days' prior written notice. For the purposes of this Agreement, Executive shall be deemed to have become Disabled when (i) by reason of physical or mental incapacity, Executive is not able to perform a substantial portion of his duties hereunder for a period of 90 consecutive days or for 90 days in any consecutive 180-day period or (ii) when Executive's physician or a physician designated by the Corporation shall have determined that Executive shall not be able, by reason of physical or mental incapacity, to perform a substantial portion of his duties hereunder. If Executive shall receive benefits under any disability policy maintained by the GST Companies, the Corporation shall be entitled to deduct the amount equal to the benefits so received from base salary that it otherwise would have been required to pay to Executive as provided above.

         12. TERMINATION FOR CAUSE. The Corporation shall have the right at any time to terminate Executive's employment hereunder for Cause. For purposes of this Agreement, the following shall constitute Cause: (i) the willful and repeated failure of Executive to perform any material duties hereunder or the gross negligence of Executive in the performance of such duties, and if such failure or negligence is susceptible of cure by Executive, the failure to effect such cure within 10 days after written notice of such breach is given to Executive; (ii) the failure of Executive to devote his full time, attention, knowledge and skills in furtherance of the business of the Corporation; (iii) unexplained, willful and regular absences of Executive from the Corporation unrelated to the Corporation's business; (iv) excessive use of alcohol or illegal drugs by Executive interfering with the

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performance of Executive's  duties hereunder;  (v) theft,  embezzlement,  fraud, misappropriation of funds, other acts of dishonesty or the violation of any law or ethical rule by Executive relating to Executive's employment; (vi) Executive being charged with a felony or Executive being charged with any crime involving moral turpitude by Executive; (vii) Executive intentionally, recklessly or
dishonestly   acting  in  a  manner  contrary  to  the  best  interests  of  the
Corporation; or (viii) the breach by Executive of any other material provision of this Agreement, and if such breach is susceptible of cure by Executive, the failure to effect such cure within 30 days after written notice of such breach
is  given  to  Executive.   Any  determination  of  termination  of  Executive's
employment hereunder for Cause shall be made by the Board of Directors. For purposes of this Agreement, an action shall be considered "willful" if it is done intentionally, purposely or knowingly, as distinguished from an act done carelessly, thoughtlessly or inadvertently.

         13. TERMINATION FOR EMPLOYER BREACH. Executive may upon written notice to the Corporation terminate this Agreement (a termination for "Employer Breach") in the event of the breach by the Corporation of any material provision of this Agreement and if such breach is susceptible of cure, the failure to effect such cure within 30 days after written notice of such breach is given to the Corporation.

         14. INSURANCE POLICIES. The Corporation shall have the right from time to time to purchase, increase, modify or terminate insurance policies on the life of Executive for the benefit of the Corporation, in such amounts as the Corporation shall determine in

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its sole discretion.  In connection therewith,  Executive shall, at such time or times and at such place or places as the Corporation may reasonably direct, submit himself to such physical examinations on an annual basis (or more frequently) should an insurer or prospective insurer so require, and execute and deliver such documents as the Corporation may deem necessary to obtain such insurance policies.

         15. SURVIVAL OF PROVISIONS. Neither the termination of this Agreement, nor of Executive's employment hereunder, shall terminate or affect in any manner any provision of this Agreement that is intended by its terms to survive such termination.

         16. ENTIRE AGREEMENT; AMENDMENT. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements or understanding, oral and written, relative to said subject matter. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by each of the parties hereto.

         17. NOTICES. Any notice required, permitted or desired to be given to any party hereto pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or by responsible overnight delivery service or sent by certified mail, return receipt requested, postage and fees prepaid to their addresses set forth above, if to the Corporation at its address set forth above, with copies to: GST Telecommunications, Inc., 4317 N.E. Thurston Way, Vancouver, Washington 98662, ATTENTION: Chief Executive

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

Officer, and Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022, Attention: Stephen Irwin, Esq., and if to Executive at his address set forth above, with a copy to McMahon, Surovik, Suttle, Buhrmann, Hicks & Gill, PC 400 Pine Street, Suite 800, Abilene, Texas 79601, Attention:
Paul Cannon, Esq. Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this Paragraph 17. The date of the giving of any notice hand delivered or delivered by responsible overnight carrier shall be the date of its delivery and of any notice sent by mail shall be the date five days after the date of the posting of the mail.

         18. NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement, nor any of the rights, interests or obligations hereunder, including the right to receive any payments hereunder, may be transferred or assigned (by operation of law or otherwise) by Executive. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Executive, his heirs, executors and administrators and upon the Corporation, its successors and assigns.

         19. WAIVERS. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed to in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations hereunder shall be deemed to be a waiver of any

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other  condition  or  subsequent  or  prior  breach  of the  same  or any  other obligation or representation or warranty by such other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by such other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

         20. GOVERNING LAW; JURISDICTION, ETC. (a) This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

         (b) Each of the parties hereto hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any Delaware state court or federal court of the United States of America sitting in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Delaware state or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent either of them may legally and effectively do so, any objection that either of them may now or hereafter have to the laying of venue of any suit,

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

action or proceeding arising out of or relating to this Agreement in any Delaware state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         21. INVALIDITY. If any clause, paragraph, section or part of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Agreement.

         22.   COUNTERPARTS.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall constitute an original instrument, but each of which when taken together shall constitute one and the same instrument.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed on the day and year first above written.


                                             GST ACTION TELECOM, INC.



                                             By: /s/ John Warta
                                                 -----------------------------
                                                 Name:  John Warta
                                                 Title: Chairman


                                            /s/ Timothy Harding Bilberry
                                            ----------------------------------
                                            TIMOTHY HARDING BILBERRY

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